Exhibit 10.1

FIFTh AMENDMENT TO
REVOLVING CREDIT AGREEMENT

This FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Loan Amendment”) dated as of November 5, 2013, is entered into by and among LANDMARK BANCORP, INC., a Delaware corporation (the “Borrower”), and FIRST NATIONAL BANK OF OMAHA, a national banking association with principal offices in Omaha, Nebraska (the “Bank”) (the Borrower and the Bank are sometimes hereinafter individually referred to as a “Party” and collectively referred to as the “Parties”).

WHEREAS, the Parties have entered into that certain Revolving Credit Agreement dated as of November 19, 2008 (the “Initial Credit Agreement”), as amended by that certain letter agreement among the Parties dated February 6, 2009, a First Amendment to Revolving Credit Agreement among the Parties dated November 18, 2009, a Second Amendment to Revolving Credit Agreement among the Parties dated November 5, 2010, a Third Amendment to Revolving Credit Agreement among the Parties dated November 4, 2011, a Fourth Amendment to Revolving Credit Agreement among the Parties dated November 5, 2012, (hereinafter collectively referred to as the “Credit Agreement”); and

WHEREAS, the Parties desire to amend and modify the Credit Agreement, as hereinafter provided and subject to the terms and provisions hereof.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements set forth in the Credit Agreement as amended by this Loan Amendment, including the mutual covenants and agreements contained herein, the Parties agree as follows:

Definitions. Unless otherwise defined in this Loan Amendment, each capitalized term used in this Loan Amendment, including its preamble and recitals, has the meaning ascribed to it in the Credit Agreement.

Amendment to Definition. The following defined terms as reflected in Section 1.01 of the Credit Agreement shall be, and hereby are, deleted in there entireties and replaced by the definitions reflected below inserted, in alphabetical order, for such defined term:

“Loan Termination Date” means the earliest to occur of the following: (a) November 1, 2014, (b) the date the Obligations are accelerated pursuant to this Agreement or the Revolving Note and (c) the date the Bank has received (i) notice in writing from the Borrower of the Borrower’s election to terminate this Agreement or the Revolving Note or (ii) indefeasible payment in full of the Obligations.

Amended Revolving Note. Borrower shall, upon execution of this Loan Amendment, execute and deliver to the Bank a Fifth Amended and Restated Revolving Note, in the form attached hereto as Exhibit “A” and incorporated herein by this reference (the “Amended Revolving Note”) for the purpose of extending the Loan Termination Date. All references to the Revolving Note in the Credit Agreement or in any of the other Loan Documents, shall be deemed for all purposes to be a reference to the Amended Revolving Note.

Amendment to Definition. The following defined term as reflected in Section 1.01 of the Credit Agreement shall be, and is hereby, deleted in its entirety and replaced by the following:

“Floor” means three and seventy-five hundredths percent (3.75%) per annum.

One-time Waiver of Covenants. In order to allow for Borrower’s purchase of assets, stock or other property of Citizens Bank, N.A., with operations headquartered in Fort Scott, Kansas, Bank hereby approves of the actions of Borrower reasonably necessary to complete such acquisition by Borrower and/or its affiliates or subsidiaries. Additionally, any actions taken in regards to said purchase(s) shall not be deemed an Event of Default under the Credit Agreement, including, but not limited to, any Event of Default with respect to any failure of Borrower to comply with the Affirmative Covenants set forth in Article V or the Negative Covenants set forth in Article VI of the Credit Agreement.  All expenditures made in furtherance of said purchase(s) shall not be included in the calculations necessary to determine Borrower’s compliance with said covenants or provisions. In all other respects, Borrower shall comply with the Credit Agreement and said covenants and provisions. Nothing herein, shall be deemed to be a waiver of any future Events of Default or failures to comply with said covenants and provisions.

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Conditions Precedent. In addition to any conditions precedent contained in any of the Loan Documents or otherwise contained in this Loan Amendment, the obligations of the Bank under this Loan Amendment are expressly conditioned upon satisfaction of the following additional conditions precedent:

(a)           Execution of the Loan Amendment. The Bank having received from the Borrower counterpart signatures of this Loan Amendment.

(b)           Delivery of Documents. The Bank shall have received, each in a form acceptable to the Bank, such other documents, instruments, and writings, including but not limited to authorization and incumbency certificates with reasonable documentation attached thereto and incorporated therein, reasonably requested by the Bank.

Ratification; No Waiver. The Parties agree that, except as specifically amended hereby, the terms and provisions of the Credit Agreement and all of the other Loan Documents, are hereby ratified and shall remain in full force and effect. No amendment contained in this Loan Amendment shall be construed to amend or waive any obligation of the Borrower under the Credit Agreement or any provision of any of the Loan Documents, except to the extent of the specific amendment referenced herein. No delay or omission by the Bank in exercising any power, right, or remedy shall impair such power, right, or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right, or remedy shall preclude other or further exercise thereof or the exercise of any other power, right, or remedy under the Credit Agreement or any other Loan Documents, or otherwise.

Authorization. The Borrower hereby represents and warrants that (i) the undersigned is a duly authorized representative of the Borrower, (ii) the Borrower has the requisite power and authority to execute and deliver this Loan Amendment, (iii) the execution, delivery and performance of this Loan Amendment have been, duly authorized, approved and ratified by all required organizational action of the Borrower, and (iv) the amendments specifically referenced herein reflect all of the amendments being requested by the Borrower relating to the terms and provisions of the Credit Agreement and the other Loan Documents.

Governing Law. This Loan Amendment shall be governed by the laws of the State of Nebraska, other than conflict of law provisions thereof.

Submission to Jurisdiction; Venue. The Borrower hereby submits to the jurisdiction of any state or federal court sitting in Omaha, Nebraska, in any action or proceeding arising out of or relating to this Loan Amendment, the Credit Agreement or any of the other Loan Documents, and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. The Borrower also agrees not to bring any action or proceeding arising out of or relating to this Loan Amendment, the Credit Agreement, or any other Loan Document in any other court. The Borrower waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of the Bank. The Borrower agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity. The Borrower hereby waives any rights it may have to transfer or change the venue of any suit, action or other proceeding brought against the Borrower by the Bank in accordance with this paragraph or in connection with this Loan Amendment, the Credit Agreement or any other Loan Documents.

JURY TRIAL WAIVER. THE BANK AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS LOAN AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. NO EMPLOYEE OF THE BANK HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THE TERMS AND PROVISIONS OF THIS PARAGRAPH OF THIS LOAN AMENDMENT.

Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Bank in connection with the preparation, execution and delivery of this Loan Amendment, including, without limitation, the cost for reasonable fees and out-of-pocket expenses of outside counsel for the Bank with respect thereto.

CREDIT Agreement. A CREDIT Agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forbear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

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Counterparts. This Loan Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one Party, but all such counterparts taken together will constitute one and the same instrument. A facsimile signature will be deemed an original signature.

IN WITNESS WHEREOF, the Parties hereto have executed this Credit Amendment as of the date first written above.

“Borrower”

LANDMARK BANCORP, INC., a Delaware corporation

By:
Title:

“Bank”

FIRST NATIONAL BANK OF OMAHA, a national banking association

By:
Title:

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